NEW YORK HEALTH CARE, INC.
                              1850 MacDonald Avenue
                            Brooklyn, New York 11223

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of New York Health Care, Inc.:

      The Annual Meeting of Shareholders of New York Health Care, Inc. (the "Company") will be held at the offices of the Company, 1850 MacDonald Avenue, Brooklyn, New York 11223 on June 25, 1998 at 10:00 A.M. local time, for the following purposes:

      To consider and vote upon the approval and adoption of the following:

      1. To elect six directors to serve until the next Annual Meeting of Shareholders, or until their successors are elected and qualify;

      2. To approve an amendment to the New York Health Care, Inc. Performance Incentive Plan (the "Stock Option Plan") authorizing the reservation of an additional 210,000 shares of the Company's $.01 par value common stock for issuance under the Stock Option Plan for each of two additional years (a total of 420,000 additional shares);

      3. To approve the selection of M.R. Weiser & Co. LLP as the Company's independent auditors for the fiscal year ending December 31, 1998;

      4.  To ratify an  amendment  to Article  III,  Section 1 of the  Company's
          by-laws  to  eliminate   the   requirement   that  all   directors  be
          shareholders of the Company;

      5. To ratify an amendment to Article III, Section 2 of the Company's by-laws to provide that the minimum number of directors of the Company will be three and the maximum number will be seven;

      6. To ratify an amendment to Article III, Section 11 of the Company's by-laws to provide that meetings of the Company's Board of Directors may be called by the Secretary of the Company at the direction and upon the request of the President or any two members of the Board of Directors, and to provide that notice of each such meeting be given to each member of the Board of Directors at his last known business or residence address at least 24 hours before the meeting either orally or in writing, delivered personally or by telephone or fax or mail or express delivery; and

      7. To transact such other business as may properly come before the meeting or any other adjournment or adjournments thereof.

      Only holders of record of the Company at the close of business on May 28, 1997 will be entitled to notice of and to vote at the Annual Meeting and any adjournment or adjournments thereof.

                                          By Order of the Board of Directors

                                          /s/ Jacob Rosenberg
                                          ---------------------------------
                                          Jacob Rosenberg, Secretary

                                    IMPORTANT

It is important that as many shares as possible be represented at the Annual Meeting. Therefore, whether or not you plan to attend the Annual Meeting in person, we urge that you date, sign and promptly return the proxy card in the enclosed envelope (which requires no postage if mailed within the United States). Your proxy may be revoked by you at any time before it has been voted.

                           NEW YORK HEALTH CARE, INC.
                              1850 MacDonald Avenue
                            Brooklyn, New York 11223

                                                                    May 28, 1998

Dear Shareholders:

      As President of New York Health Care, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of the Shareholders to be held on June 25, 1998 at the offices of the Company, 1850 MacDonald Avenue, Brooklyn, New York, at 10:00 A.M. for the purpose of (i) electing six directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualify; (ii) to approve an amendment to the Performance Incentive Plan (the "Stock Option Plan") authorizing the reservation of an additional 210,000 shares of the Company's $.01 par value common stock for issuance under that Stock Option Plan for each of two additional years (a total of 420,000 additional shares); (iii) to approve the selection of M.R. Weiser & Co. LLP as the Company's independent auditors for the fiscal year ending December 31, 1998;
(iv) ratification of an amendment to Article III, Section 1 of the Company's by-laws to eliminate the requirement that all directors be shareholders of the Company; (v) ratification of an amendment to Article III, Section 2 of the Company's by-laws to provide that the minimum number of directors of the Company will be three and the maximum number will be seven; (vi) ratification of an amendment to Article III, Section 11 of the Company's by-laws to provide that meetings of the Company's Board of Directors may be called by the Secretary of the Company at the direction and upon the request of the President or any two members of the Board of Directors, and to provide that notice of each such meeting be given to each member of the Board of Directors at his last known business or residence address at least 24 hours before the meeting either orally or in writing, delivered personally or by telephone or fax or mail or express delivery; and (vii) to conduct such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

      Your representation and vote are very important and your shares should be voted. Therefore, even if you do not plan to attend the Annual Meeting, we urge you to review and consider the enclosed proxy material and then complete, date and return the enclosed proxy.

                                              Very truly yours,

                                              NEW YORK HEALTH CARE, INC.


                                         By:  /s/ Jerry Braun
                                              ------------------------------
                                              Jerry Braun, President

                           NEW YORK HEALTH CARE, INC.
                              1850 MacDonald Avenue
                               Brooklyn, NY 11223

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 25, 1998

                                 PROXY STATEMENT

General Information

      This Proxy Statement is furnished to stockholders of New York Health Care, Inc., a New York corporation ("NYHC" or the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders to be held on Thursday, June 25, 1998, at 10:00 a.m. local time, and at any and all adjournments or postponements thereof for the purposes set forth in the Notice of Annual Meeting accompanying this Proxy Statement. The Annual Meeting will be held at the Company's offices at 1850 MacDonald Avenue, Brooklyn, New York 11223.

      These proxy solicitation materials are first being mailed on or about May 28, 1998 to all stockholders entitled to vote at the Annual Meeting.

Revocability of Proxies

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (sent to the attention of Mr. Jacob Rosenberg, Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Voting and Solicitation

      The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally or telephonically through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

      Only stockholders of record at the close of business on May 28, 1998 are entitled to notice of and to vote at the Annual Meeting. As of May 28, 1997, 3,750,000 shares of the Company's Common Stock were issued and outstanding. On each matter to be considered at the Annual Meeting, stockholders will be entitled to cast one vote for each share held of record on May 28, 1998. The Company's by-laws do not provide for cumulative voting by stockholders.

      A majority of the shares of Common Stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. Each matter to be submitted to a vote of the stockholders, other than the election of directors, must receive an affirmative vote of the majority of shares present, in person or represented by proxy, and entitled to vote at the Annual Meeting. Directors shall be elected by a plurality of the votes cast. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no legal effect under New York law. The Company believes that abstentions should be counted for purposes of determining whether a quorum is present at the Annual Meeting for the transaction of business and, except for the election of directors, should also be counted in tabulating votes cast on proposals presented to stockholders. The Company intends to count broker non-votes as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business. Broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

      The shares represented by all valid proxies will be voted in accordance with the specifications therein. Unless otherwise directed in the proxy, the persons named therein will vote FOR: 1) the election to the Board of Directors of the six nominees listed below; 2) the authorization of an additional 210,000 shares of Common Stock for issuance under the Performance Incentive Plan (the "Stock Option Plan") for each of two additional years (a total of 420,000 shares); 3) the approval of the selection of M.R. Weiser & Co. LLP as the Company's independent auditor for the fiscal year ending December 31, 1998; 4) ratification of an amendment to Article III, Section 1 of the Company's by-laws to eliminate the requirement that all directors be shareholders of the Company;
5) ratification of an amendment to Article III, Section 2 of the Company's by-laws to provide that the minimum number of directors of the Company will be three and the maximum number will be seven; and 6) ratification of an amendment to Article III, Section 11 of the Company's by-laws to provide that meetings of the Company's Board of Directors may be called by the Secretary of the Company at the direction and upon the request of the President or any two members of the Board of Directors, and to provide that notice of each such meeting be given to each member of the Board of Directors at his last known business or residence address at least 24 hours before the meeting either orally or in writing, delivered personally or by telephone or fax or mail or express delivery. As to any other business which may properly come before the meeting, they will vote in accordance with their best judgment. The Company does not presently know of any other such business.

                                   PROPOSAL 1:

                              ELECTION OF DIRECTORS

      The Amended and Restated Certificate of Incorporation of the Company provides for the Company's Board of Directors to serve until their successors have been duly elected and qualified or until they resign, become disqualified or disabled, or are otherwise removed. The nominees for election to the Board of Directors are listed below.

    Name               Age    Position                            Director Since
    ----               ---    --------                            --------------

Jerry Braun            40     President, Chief Executive Officer       1983
                                 and Director

Jacob Rosenberg        40     Vice President, Chief Operating          1983
                                 Officer, Secretary and
                                 Director

Hirsch Chitrik         68     Director                                 1995

Sid Borenstein         42     Director                                 1995

H. Gene Berger         57     Director                                 1998*

Charles J. Pendola     52     Director                                 1998*

---------
      *Messrs. Berger and Pendola were elected by the Board of Directors on February 17, 1998 to fill vacancies on the Board which were created by the adoption of a resolution establishing the maximum number of Board seats at seven. That resolution is being submitted to the annual meeting of shareholders for ratification at the annual meeting on June 25, 1998.

      Jerry Braun has been the President, Chief Executive Officer and Chief Operating Officer of the Company since its inception in 1983.

      Jacob Rosenberg, has been Secretary and a Director since the Company's inception in 1983, and Vice President and Chief Operating Officer since February 1995.

      Hirsch Chitrik has been a Director of the Company since May 1995. For more than the last five years, Mr. Chitrik has been the President of Citra Trading Corporation, a privately-held company in New York engaged in the jewelry business.

      Sid Borenstein has been a Director of the Company since May 1995. For more than the last five years, Mr. Borenstein, a Certified Public Accountant, has been a General Partner in Sid Borenstein & Co., CPA's, in Brooklyn, New York.

      H. Gene Berger has been a director of the Company since February 1998. Since 1981 Mr. Berger has been the president of Jay Isle Associates, a consulting firm to the health care industry. From October 1991 to October 1997, Mr. Berger was employed by Transworld Health Care, Inc., which is a regional provider of alternate site health care services and products, in a number of capacities including executive vice president, president, chief operating officer and chief executive officer.

      Charles J. Pendola has been a director of the Company since February 1998. Since April 1997, Mr. Pendola has been an independent management consultant to various organizations in the health care industry. From August 1996 to March 1997 Mr. Pendola was the president and chief executive officer of First Medical Corporation, an international health care management firm providing services to health care networks, managed care organizations and independent health providers in the United States and Europe. From April 1989 to June 1996, Mr. Pendola was the president and chief executive officer of Preferred Health Network, a not-for-profit corporation which managed a diversified group of health care providers and health related organizations including five acute care hospitals and 20 ambulatory care centers. Mr. Pendola is a certified public accountant.

      There is no family relationship between any director or executive officer of the Company.

The Board of Directors and its Committees

      The Company's Board of Directors met a total of 9 times during the fiscal year ended December 31, 1997. Each of the directors attended at least 90% of the aggregate of the total meetings of the Board of Directors.

      The Company has an Audit Committee which was formed in February 1998 and consists of three non-employee directors; Mr. Borenstein, Mr. Pendola and Mr. Berger. The Audit Committee assists in selecting the independent auditors, designating services they are to perform and maintaining effective communications with those auditors. The Company also has a Compensation Committee which was formed in May 1998 and is currently composed of Mr. Braun, Mr. Pendola and Mr. Berger. The Compensation Committee will review and act on all matters relating to compensation levels and benefit plans for executive officers and key employees of the Company, including salary, bonus and stock options. The Compensation Committee is responsible for granting stock awards, stock options and other awards to be made under the Company's existing incentive Performance Incentive Plan.

      Directors who are officers of the Company receive no compensation for attending committee or regular or special Board meetings. Non-employee directors receive $1,000 for attending each regular or special board meeting and $500 for attending each Audit Committee or Compensation Committee meeting. Directors who are employed by the Company are eligible to receive stock options pursuant to the Company's Stock Option Plan. During 1997 there were no grants to any directors pursuant to the Company's Stock Option Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR PROPOSAL 1.

                                   PROPOSAL 2:

                   APPROVAL OF AMENDMENT TO STOCK OPTION PLAN

General

      The Company's stockholders are being asked to approve an amendment to the 1993 Plan to increase the number of shares of Common Stock authorized for issuance under the Stock Option from 262,500 to 682,500.

      The Stock Option Plan became effective in March 1996 in connection with the Company's initial public offering. The amendment to the Stock Option Plan relating to the share increase was approved by the Board on July 6, 1998 subject to stockholder approval at the Annual Meeting. The Board believes the increase in the number of shares of Common Stock issuable under the Stock Option Plan is necessary to assure that the Company will continue to have a sufficient reserve of Common Stock available under the stock Option Plan to attract and retain the services of key individuals essential to the Company's long-term success.

      The following is a summary of the principal features of the Stock Option Plan. The summary, however, does not purport to be a complete description of all the provisions of the Stock Option Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's principal executive offices in Brooklyn, New York.

      In March 1996, the Company's Board of Directors and stockholders approved and adopted the Stock Option Plan. Under the terms of the Stock Option Plan, options to purchase up to 262,500 shares of Common Stock may be granted to key employees of the Company. To date, no options have been granted under the Stock Option Plan. Moreover, the Company's Board of Directors has approved a resolution which proposes to provide for an increase in the number of shares of Common Stock available for options under the Stock Option Plan equal to an additional 210,000 shares for each of two additional years, subject to approval by the Company's shareholders at the Annual Meeting of shareholders. The Stock Option Plan is administered by the Compensation Committee (the "Committee"), which is authorized to grant incentive stock options and non-qualified stock options to selected employees of the Company and to determine the participants, the number of options to be granted and other terms and provisions of each option.

      The exercise price of any incentive stock option or non-qualified option granted under the Stock Option Plan may not be less than the fair market value of the shares of Common Stock of the Company at the time of the grant. In the case of incentive stock options granted to holders of more than 10% of the voting power of the Company, the exercise price may not be less than 110% of the fair market value.

      Under the terms of the Stock Option Plan, the aggregate fair market value (determined at the time of grant) of shares issuable to any one recipient upon exercise of incentive stock options exercisable for the first time during any one calendar year may not exceed $ 100,000. Options granted under the Stock Option Plan become exercisable in whole or in part from time to time as determined by the Committee, but in no event may a stock option granted in conjunction therewith be exercisable prior to the expiration of six months from the date of grant, unless the grantee dies or becomes disabled prior thereto. Stock options granted under the Stock Option Plan have a maximum term of 10 years from the date of grant, except that with respect to incentive stock options granted to an employee who, at the time of the grant, is a holder of more than 10% of the voting power of the Company, the stock option shall expire not more than five years from the date of the grant. The option price must be paid in full on the date of exercise and is payable in cash or in shares of Common Stock having a fair market value on the date the option is exercised equal to the option price.

      If a grantee's employment by, or provision of services to, the Company shall be terminated, the Committee may, in its discretion, permit the exercise of stock options for a period not to exceed one year following such termination of employment with respect to incentive stock options and for a period not to extend beyond the expiration date with respect to non-qualified options, except that no incentive stock option may be exercised after three months following the grantee's termination of employment, unless it is due to death or permanent disability, in which case they may be exercised for a period of up to one year following such termination.

      The underwriting agreement between the Company and the underwriter of its initial public offering provides that, until December 20, 1999, the Company will not adopt, propose to adopt or otherwise permit to exist any employee, officer, director or compensation plan or arrangement permitting the grant, issue or sale of any shares of Common Stock or other securities of the Company in an amount greater than 262,500 shares, other than an increase in the Stock Option Plan of up to 262,500 shares for each of two additional years (a total of 525,000 shares). A provision of the underwriting agreement requiring the exercise price of all stock options to be not less than the greater of fair market value or $4.00 per share has since been waived by the underwriter and is no longer in effect.

Federal Income Tax Consequences

Plan Benefits

      Options granted under the 1993 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

      Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise disposed of. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and

(ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

      If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

      Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

      If the shares acquired upon exercise of the non-statutory option are not vested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

      The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Accounting Treatment

      The Company accounts for stock-based awards to employees using the intrinsic value method in accordance with Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees. Pursuant to APB Opinion No. 25, option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a compensation expense to the Company's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be accruable by the Company over the period that the option shares or issued shares are to vest. Option grants or stock issuances at 100% of fair market value will not result in any charge to the Company's earnings.

      In addition, the Company is subject to the disclosure requirements of Statement of Financial Accounting Standards ("SFAS") No. 123, Accounting for Stock-Based Compensation. SFAS No. 123 requires the disclosure of pro forma net income and earnings per share had the Company adopted the fair value method as of the beginning of fiscal 1995. Under SFAS No. 123, the fair value of stock-based awards to employees is calculated through the use of option pricing models, even though such models were developed to estimate the fair value of freely tradable, fully transferable options without vesting restrictions, which significantly differ from the Company's stock option awards. These models also require subjective assumptions, including future stock price volatility and expected time to exercise, which greatly affect the calculated values.

      Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a primary and fully-diluted basis, as the Company uses the treasury stock method for computing weighted average common and common equivalent shares outstanding.

Stockholder Approval

      The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the 1998 Annual Meeting is required for approval of the amendment to the Stock Option Plan. Should such stockholder approval not be obtained, then any options granted will have to be limited to the 262,500 shares now available under the Stock Option Plan.

Option Grants

      No options have been made to date on the basis of the 420,000 share increase subject to approval by the stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR PROPOSAL 2.

                                   PROPOSAL 3:

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

      The Board of Directors has selected M.R. Weiser & Co. LLP as the Company's independent auditors for the fiscal year ending December 31, 1998 and has further directed that the Audit Committee submit the selection of independent auditor for ratification by stockholders at the Annual Meeting. Representatives of M.R. Weiser are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

      Stockholder ratification of the selection of M.R. Weiser & Co. LLP as the Company's independent auditor is not required by the Company's by-laws or otherwise. However, the Board is submitting M.R. Weiser & Co. LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board of Directors will reconsider whether to retain that firm. Even if the selection is ratified, the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR PROPOSAL 3.

                                   PROPOSAL 4:

          RATIFICATION OF AN AMENDMENT TO ARTICLE III SECTION 1 OF THE
                BY-LAWS ELIMINATING A REQUIREMENT THAT DIRECTORS
                       OF THE COMPANY ALSO BE SHAREHOLDERS

      Stockholder ratification of amendments to the by-laws is required by both the Company's ByLaws and New York State law. The Board of Directors is requesting ratification by the Company's shareholders of a resolution it adopted amending Article III Section 1 of the by-laws for the purpose of eliminating a requirement that directors of the Company also be shareholders. This requirement was adopted at the inception of the Company when it was a closed, sub-chapter S corporation managed entirely by the small number of founding shareholders. The Board believes that the provision is unduly restrictive and inappropriate for a publicly held company seeking talented people to serve on its board.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR PROPOSAL 4.

                                   PROPOSAL 5:

          RATIFICATION OF AN AMENDMENT TO ARTICLE III SECTION 2 OF THE
             BY-LAWS TO PROVIDE THAT THE MINIMUM NUMBER OF DIRECTORS
              IS THREE AND THE MAXIMUM NUMBER OF DIRECTORS IS SEVEN

      The Board of Directors requests ratification by the stockholders of an amendment to Article III Section 2 of the by-laws adopted by the Board on February 17, 1998 which increases the maximum number of directors to seven. This change has been adopted by the Board to enable the Company to comply with new rules recently adopted by the Nasdaq Stock Market, which is the principal market for the Company's securities, requiring that all companies listed on Nasdaq have at least two independent directors. In addition, the modest increase in the size of the Board will also enable the Company can take advantage of the expertise and guidance of other talented and knowledgeable people, both in and out of the home health care industry, as the Company executes its acquisition strategy and substantially increases the size of its operations.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR PROPOSAL 5.

                                   PROPOSAL 6:

          RATIFICATION OF AN AMENDMENT TO ARTICLE III SECTION 11 OF THE
             BY-LAWS RELATING TO THE METHODS AND TIMING FOR CALLING
                       MEETINGS OF THE BOARD OF DIRECTORS

      The Board of Directors requests ratification by the stockholders of an amendment to Article III Section 2 of the by-laws adopted by the Board on February 17, 1998 which provides that meetings of the Board of Directors may be called by the Secretary, from time to time, at the direction and upon the request of the President or any two members of the Board of Directors and that notice of each meeting shall be given to each member of the Board of Directors at his last known business or residence address at least 24 hours before the meeting, either orally or in writing, delivered personally or by telephone or by fax or by mail or by express delivery. The amendment was adopted by the Board to provide flexibility to the Secretary in both the method of notice of meetings to directors and the speed with which notice may be provided, so that the Board may act in a timely manner on opportunities which may have a limited duration.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR PROPOSAL 6.

MANAGEMENT AND PRINCIPAL STOCKHOLDERS

      Information relating to the Company's executive officers and directors, the stock ownership of management and the Company's principal stockholders, employment agreements between the Company and its management, compensation of the named executives of the Company, certain relationships and related transactions and compliance with Section 16(a) of the Securities and Exchange Act of 1934 has been fully set forth in the Company's Form 10-KSB Annual Report for 1997 which is being delivered to stockholders together with this proxy statement, and that material is incorporated herein by reference.

APPOINTMENT OF INDEPENDENT AUDITOR

      The firm of M.R. Weiser & Co. LLP, the Company's independent auditor for the fiscal years ended December 31, 1995, 1996 and 1997, was selected by the Board of Directors to act in the same capacity for the fiscal year ending December 31, 1998. Neither the firm of M.R. Weiser & Co. LLP nor any of its members has any relationship with the Company or any of its affiliates except in the firm's capacity as the Company's Auditor.

      Representatives of M.R. Weiser & Co. LLP are expected to be present at the Annual Meeting and will have the opportunity to make statements if they so desire and respond to appropriate questions from stockholders.

STOCKHOLDER PROPOSALS

      Proposals of the stockholders of the Company which are intended to be presented by stockholders at the Company's 1999 Annual Meeting must be received by the Company no later than December 31, 1998 to be included in the proxy statement and form of proxy relating to the 1999 Annual Meeting.

OTHER MATTERS

      The Company knows of no other matters to be brought before the Annual Meeting. If any other business should properly come before the Annual Meeting, the persons named in the proxy intend to vote thereon in accordance with their best judgment.

      The Company's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission for the fiscal year ended December 31, 1997 is being sent with this Proxy Statement to all stockholders of record as of May 28, 1999.


                                 Signature by order of the Board of Directors.

                                 /s/ Jacob Rosenberg
                                 -------------------------------
                                 Jacob Rosenberg, Secretary

Dated:  Brooklyn, New York
        May 28, 1998

                           NEW YORK HEALTH CARE, INC.

                      PROXY FOR NEW YORK HEALTH CARE, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

The undersigned, a holder of record of shares of Common Stock, par value $.01 per share ("Common Stock") of New York Health Care, Inc. (the "Company"), hereby revokes all prior proxies and appoints Jerry Braun and Jacob Rosenberg, or each of them, proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Shareholders and any adjournments, postponements or rescheduling thereof, and instructs said proxies to vote as follows:

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS REFERRED TO IN (1) THROUGH (7) BELOW PROVIDED YOU HAVE SIGNED THIS PROXY.

            PLEASE INDICATE YOUR PROPOSAL SELECTION BY PLACING AN "X"
                             IN THE APPROPRIATE BOX.

1.  To   elect   Jerry   Braun,    Jacob    [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    Rosenberg,   Hirsch   Chitrik,   Sid
    Bornstein,   H.  Gene   Berger   and
    Charles J. Pendola as six  directors
    to  serve   until  the  next  Annual
    Meeting  of  Shareholders  or  until
    their  successors  are  elected  and
    qualify.

2.  To approve an  amendment  to the New    [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    York Health Care,  Inc.  Performance
    Incentive  Plan (the  "Stock  Option
    Plan")  authorizing  the reservation
    of an additional  210,000  shares of
    the Company's  $.01 par value common
    stock for  issuance  under the Stock
    Option   Plan   for   each   of  two
    additional years (a total of 420,000
    shares).

3.  To  approve  the  selection  of M.R.    [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    Weiser  & Co.  LLP as the  Company's
    independent  auditors for the fiscal
    year ending December 31, 1998.

4.  To ratify an  amendment  to  Article    [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    III,  Section  1  of  the  Company's
    by-laws to eliminate the requirement
    that all  directors be  shareholders
    of the Company;

5.  To ratify an  amendment  to  Article    [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    III,  Section  2  of  the  Company's
    by-laws to provide  that the minimum
    number of  directors  of the Company
    will be three and the maximum number
    will be seven;

6.  To ratify an  amendment  to  Article    [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    III,  Section  11 of  the  Company's
    by-laws to provide that  meetings of
    the Company's Board of Directors may
    be  called by the  Secretary  of the
    Company  at the  direction  and upon
    the request of the  President or any
    two   members   of  the   Board   of
    Directors,   and  to  provide   that
    notice of each such meeting be given
    to  each  member  of  the  Board  of
    Directors at his last known business
    or  residence  address  at  least 24
    hours  before  the  meeting   either
    orally  or  in  writing,   delivered
    personally or by telephone or fax or
    mail or express delivery; and

7.  To transact  such other  business as    [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    may properly come before the meeting
    or   any   other    adjournment   or
    adjournments thereof.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING ON BEHALF OF THE UNDERSIGNED.

                                        ________________________________________
                                        (Signature(s)

                                        ________________________________________
                                        (Print name(s)signed above)

                                        IF SIGNATURE IS BY A PERSON  ACTING IN A
                                        REPRESENTATIVE  OR  FIDUCIARY   CAPACITY
                                        (e.g.  CORPORATE  OFFICER  OR  TRUSTEE),
                                        PLEASE PROVIDE TITLE

                                        _______________________________

                                        Date: _________________________